Income Taxes - Current and Long-Term Deferred Tax Assests and Liabilities (Details 4) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Income Taxes
Current Deferred Tax Assets	$ 8,708	$ 9,426
Current Deferred Tax Liabilities	(8)	(138)
Total Current Deferred Tax Assets	8,700	9,288
Non-current Deferred Tax Assets	43,120	38,620
Non-current Deferred Tax Liabilities	(195)	(249)
Total Non current Deferred Tax Assets	42,925	38,371
Total net deferred tax assets	$ 51,625	$ 47,659